UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2014

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2014, the Company’s Board of Directors expanded the size of the Board from 12 to 13 members and elected James C. Smith to serve as a member of the Board, effective immediately. In addition, he was appointed to the Corporate Governance Committee and the Science and Technology Committee of the Board.

Mr. Smith has been provided an indemnification agreement and will receive compensation in accordance with the Company’s standard arrangements for non-employee directors.

The press release dated June 26, 2014 announcing the election of Mr. Smith is attached hereto as Exhibit 99. The information contained in the press release is deemed to be filed under the Securities Exchange Act of 1934, and such press release is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99	Press Release dated June 26, 2014

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Atiba D. Adams Atiba D. Adams
Title: Vice President and Corporate Secretary
Dated: June 26, 2014

EXHIBIT INDEX

Number	Description
99	Press Release dated June 26, 2014